UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 3, 2006

AEGIS COMMUNICATIONS GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-14315	75-2050538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8001 Bent Branch Drive

Irving, Texas 75063

(Address of Principal Executive Offices) (Zip Code)

(972) 830-1800

Registrant’s telephone number, including area code:

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Event

The Registrant’s press release dated November 3, 2006, regarding the completion of a short form merger by World Focus through ACG Acquisition Group, Inc., the Registrant’s 94.84% stockholder, thereby taking the Registrant private, is furnished hereto and incorporated by reference into this Item 8.01.

The Information in this Item 8.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated November 3, 2006, announcing the Registrant’s major stockholder’s decision to take the Registrant private (furnished pursuant to Item 8.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AEGIS COMMUNICATIONS GROUP, INC.

Date:	November 3, 2006	By:	/s/ Kent Van Houten
Kent Van Houten
Vice President-Finance and Accounting

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 3, 2006.